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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 243, Maryland Trust 112, New Jersey Trust 144, and New York Trust 180

  We consent to the use of our report dated June 26, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KMPM LLP

                                             KPMG LLP

New York, New York
June 26, 2000